                                                                    Exhibit 32.2

                    Certification of Chief Financial Officer
               Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections (a)
and (b) of  Section  1350,  Chapter 63 of Title 18,  United  States  Code),  the
undersigned  officer of Scotia Pacific Company LLC, a Delaware limited liability company (the "Company"), does hereby certify that:

     (a) the accompanying Annual Report on Form 10-K for the year ended December
31, 2005 of the Company (the "Report")  fully complies with the  requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b)  the  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

Dated: March 14, 2006

                                          /S/           GARY L. CLARK
                                  ----------------------------------------------
                                                        Gary L. Clark
                                                        Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter
63 of Title 18, United States Code).